UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to
Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. __)
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☐	Definitive Information Statement
Jasper Ventures Inc.
(Name of Registrant as Specified In Its Charter)
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PRELIMINARY COPY
Jasper Ventures Inc.
2309 Nevada Boulevard
Charlotte, North Carolina 28273
October •, 2009
To Our Stockholders:
The purpose of this letter is to inform you that the Board of Directors of Jasper Ventures Inc., a Nevada corporation, and the holder of approximately 81% of our outstanding common stock as of September 30, 2009 have approved a reincorporation of our company into Delaware from Nevada and other related corporate actions, as more fully described in the accompanying Information Statement. Because the written consent of the holders of a majority of the outstanding common stock satisfies any applicable stockholder voting requirement of the Nevada Revised Statutes and our bylaws, we are not asking you for a proxy and you are requested not to send us a proxy.
On or about •, 2009, but no earlier than 20 calendar days following the date we mail the accompanying Information Statement to our stockholders, we expect to complete the reincorporation by merging with and into a newly created, wholly-owned subsidiary to be formed in Delaware for the sole purpose of effecting the reincorporation. In connection with the reincorporation, we will also change our name from “Jasper Ventures Inc.” to “DesignLine Corporation” and apply for a new trading symbol to reflect the new name.
Please read the accompanying Information Statement carefully, which is for information purposes only and explains the terms of the reincorporation in more detail. We are mailing this Information Statement to our stockholders on the date first set forth above.

By Order of the Board of Directors, Brad C. Glosson Chief Executive Officer

JASPER VENTURES INC.
2309 Nevada Boulevard
Charlotte, North Carolina 28273
NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF THE
HOLDER OF A MAJORITY OF VOTING POWER OF THE COMPANY’S CAPITAL STOCK
October •, 2009
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE REINCORPORATION AND RELATED CORPORATE ACTIONS DESCRIBED IN MORE DETAIL BELOW HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE HOLDER OF APPROXIMATELY 81% OF OUR OUTSTANDING COMMON STOCK AS OF SEPTEMBER 30, 2009 PURSUANT TO OUR BYLAWS AND APPLICABLE NEVADA LAW. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.
This Information Statement is being furnished on the date first set forth above to holders of record as of the close of business on September 30, 2009 of our common stock, $0.001 par value per share, in connection with a reincorporation of our company into Delaware from Nevada by merging with and into a newly created, wholly-owned subsidiary to be formed in Delaware for the sole purpose of effecting the reincorporation (the “Reincorporation”).
In connection with the Reincorporation, among other things:
•	we will change our domicile to the State of Delaware from the State of Nevada, which means that the surviving corporation will be governed by the laws of the State of Delaware;

•	we will change our corporate name to “DesignLine Corporation” from “Jasper Ventures Inc.” and apply for a new trading symbol to reflect the new name;

•	you will be entitled to receive one share of common stock, par value $0.0001 per share, of DesignLine Corporation, for every one share of Jasper Ventures common stock, par value $0.001 per share, you own as of the effective date of the Reincorporation;

•	the persons presently serving as our executive officers and directors will continue to serve in the same positions with DesignLine Corporation;

•	we will be governed by a new certificate of incorporation under Delaware law; and

•	we will adopt new bylaws under Delaware law.
The accompanying Information Statement is for information purposes only and explains the terms of the Reincorporation and above corporate actions in more detail. Please read the accompanying Information Statement carefully.
Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Reincorporation and the related corporate actions will not be effective until a date at least 20 days after the date on which we mail this Information Statement to our stockholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on •, 2009, or as soon as thereafter as is practicable.

Under rules of the SEC, we are providing access to this Information Statement both by sending you this Information Statement and by notifying you of the availability of this Information Statement online on •, 2009.

By Order of the Board of Directors, Brad C. Glosson Chief Executive Officer
Important Notice Regarding the Availability of Information Statement
for Action Taken by Written Consent of Stockholders Effective •, 2009.
This Information Statement is available online at www.•.

Appendix A — Proposed Plan of Merger for Reincorporation from Nevada to Delaware
Appendix B — Proposed Delaware Certificate of Incorporation
Appendix C — Proposed Delaware Bylaws
Appendix D — Nevada Dissenters’ Rights Statutes

JASPER VENTURES INC.
2309 Nevada Boulevard
Charlotte, North Carolina 28273
INFORMATION STATEMENT
GENERAL INFORMATION
We are mailing this Information Statement on October •, 2009 to holders of record as of the close of business on September 30, 2009 of our common stock, $0.001 par value per share, in connection with a reincorporation of Jasper Ventures Inc., a Nevada corporation, into Delaware from Nevada by merging with and into a newly created, wholly-owned subsidiary to be formed in Delaware for the sole purpose of effecting the reincorporation (the “Reincorporation”).
The Reincorporation and related corporate actions described in more detail below have been approved by our board of directors and by written consent of the holder of approximately 81% of our outstanding common stock as of September 30, 2009 (the “Majority Stockholder”) pursuant to our bylaws and applicable Nevada law. The written consent of the holders of a majority of the outstanding common stock satisfies any applicable stockholder voting requirement of the Nevada Revised Statutes and our bylaws. We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.
Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Reincorporation and the related corporate actions will not be effective until a date at least 20 days after the date on which we mail this Information Statement to our stockholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on •, 2009, or as soon thereafter as is practicable.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
VOTING SECURITIES
As of the record date of September 30, 2009, we had 6,160,000 shares of common stock outstanding. Each share of our common stock entitles the holder to one vote on all matters. All of the shares of common stock vote as a single class.
CHANGE IN CONTROL
In connection with a reverse merger transaction that we previously reported and described in more detail in our Current Report on Form 8-K dated October 5, 2009, Jean Smith and Allen Bond resigned as our directors, effective September 29, 2009. Ms. Smith also resigned as our Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer, effective September 29, 2009.
On September 30, 2009, Joseph Meuse, as the then sole director of our board, appointed Brad Glosson to serve as a director and as our new Chief Executive Officer, President and Secretary and also appointed William Cave as our new Chief Financial Officer and Treasurer, each effective immediately. Mr. Meuse subsequently resigned as a director, and Mr. Glosson, as the then sole director of our board, appointed James G. Martin to serve as an additional director to replace Mr. Meuse and to serve as the Chairman of the board, effective September 30, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table describes the beneficial ownership of shares of our common stock as of October 6, 2009 for:
•	each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•	each director and our named executive officers; and

•	our directors and executive officers as a group.
All share information herein provided as of the date after our board of directors declared six-for-one stock dividend on October 1, 2009, gives effect to the stock dividend, which will become effective upon the expiration of the notice period required under applicable FINRA regulations.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that may be acquired upon exercise of stock options or warrants that are currently exercisable or that become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the holders. Subject to any applicable community property laws and except as noted in the footnotes, each person named in the table below owns all shares directly and has sole voting and investment power with respect to all shares indicated as beneficially owned by them.
Except as otherwise provided below, the address of each of the persons listed below is c/o Jasper Ventures Inc., 2309 Nevada Boulevard, Charlotte, North Carolina 28273.

	Number of	Percentage
	Shares	of Shares
	Beneficially	Beneficially
Name and Address of Beneficial Owner	Owned (1)	Owned (2)

Brad C. Glosson	4,248,011	9.60%
James G. Martin, Ph.D.	380,001	*
William Cave	200,000	*
James Dolan	—	—
Andrew Green	100,002	*
K. Wesley M. Jones	4,125,934	9.33%
John Turton	3,626,427	8.20%
Buster Glosson	3,563,457	8.06%

All directors and executive officers as a group: (5 persons)	4,928,014	11.14%

*	Less than 1% of outstanding shares.

(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after October 6, 2009 by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)	The total number of shares outstanding used in calculating this percentage is 44,235,028, the number of shares outstanding as of October 6, 2009.

REINCORPORATION FROM NEVADA TO DELAWARE
Our board of directors and the Majority Stockholder have approved a plan of merger under which we will reincorporate from the State of Nevada to the State of Delaware. We have attached the plan of merger to this proxy as Appendix A, and you should read it carefully. As part of the Reincorporation, we will merge with and into a newly created, wholly-owned subsidiary to be formed in Delaware for the sole purpose of effecting the Reincorporation.
In connection with the Reincorporation, among other things:
•	we will change our domicile to the State of Delaware from the State of Nevada, which means that the surviving corporation will be governed by the laws of the State of Delaware;

•	we will change our corporate name to “DesignLine Corporation” from “Jasper Ventures Inc.” and apply for a new trading symbol to reflect the new name;

•	you will be entitled to receive one share of common stock, par value $0.0001 per share, of DesignLine Corporation, for each share of Jasper Ventures common stock, par value $0.001 per share, you own as of the effective date of the Reincorporation;

•	the persons presently serving as our executive officers and directors will continue to serve in the same positions with DesignLine Corporation;

•	we will be governed by a new certificate of incorporation under Delaware law; and

•	we will be governed by new bylaws under Delaware law.
Our common stock is currently quoted on the OTC Bulletin Board. We believe that the common stock of DesignLine Corporation will also be quoted on the OTC Bulletin Board immediately after the Reincorporation.
We believe that the Reincorporation of our company from Nevada to Delaware will benefit our company and our stockholders. Delaware is recognized for adopting comprehensive, modern and flexible corporate laws and for periodically revising those laws to respond to the changing legal and business needs of corporations. For this reason, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing Delaware law. Accordingly, Delaware corporate law has been, and is likely to continue to be, interpreted in many significant judicial decisions, which may provide greater clarity and predictability with respect to our corporate legal affairs.
For these reasons, we believe that it is in our best interest for us to reincorporate into Delaware from our present domicile of Nevada. See, however, “Significant Differences Between the Corporate Laws of Nevada and Delaware.”
Principal Features of the Reincorporation
The Reincorporation will be effected by the merger of our company with and into our newly formed and wholly-owned Delaware corporation, DesignLine Corporation, created for the sole purpose of effecting the Reincorporation.
The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which we expect to occur as promptly as practicable after a date at least 20 calendar days from the date on which we mail this Information Statement to our stockholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on •, 2009, or as soon as thereafter as is practicable. We have attached a copy of the proposed DesignLine Corporation’s certificate of incorporation and bylaws to this Information Statement as Appendix B and Appendix C, respectively.

On the effective date of the Reincorporation: (a) each outstanding share of Jasper Ventures common stock will be converted into one share of DesignLine Corporation’s common stock; (b) each outstanding share of DesignLine Corporation’s common stock we hold will be canceled and will resume the status of authorized and unissued common stock; and (c) we will adopt the name of DesignLine Corporation and will thereafter be known as “DesignLine Corporation.” The Reincorporation will have no effect on our daily business operations.
Significant Differences Between the Corporate Laws of Nevada and Delaware
We are incorporated under the laws of Nevada, and DesignLine Corporation will be incorporated under the laws of Delaware. On consummation of the merger, our stockholders, whose rights currently are governed by Nevada law and our articles of incorporation and bylaws created under Nevada law, will become stockholders of a Delaware corporation, DesignLine Corporation, and their rights as stockholders will then be governed by Delaware law and a Delaware certificate of incorporation and bylaws that have been drafted under Delaware law.
Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. We have generally drafted the certificate of incorporation and bylaws for DesignLine Corporation to be substantially similar to our Nevada articles of incorporation and bylaws, as amended effective immediately prior to the Reincorporation, except for such differences as otherwise noted below or as are required by differences between the Nevada and Delaware corporate codes. We have summarized below those differences that are significant, in the judgment of our management. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (“Delaware law”) and Chapters 78 and 92A of the Nevada Revised Statutes (“Nevada law”) to understand how these laws apply to us and DesignLine Corporation.
Classified Board of Directors. While Nevada law permits a corporation to classify the board into as many as four classes, Delaware law permits a corporation to classify the board of directors into as many as three classes with staggered terms of office. Our bylaws, as amended, and the bylaws for DesignLine Corporation each provide that our board of directors is classified into three classes and will consist of up to 13 directors. Directors elected by our stockholders will serve a staggered term of 3 years and until the election and qualification of their respective successors.
Removal of Directors. With respect to removal of directors, under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause and removal of directors when the board is divided into classes. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. If the board is classified, however, Delaware law provides that a director can only be removed for cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the certificate of incorporation provides otherwise. Accordingly, given that our board is classified and the certificate of incorporation of DesignLine Corporation does not provide otherwise, our directors may be removed only for cause after the Reincorporation is complete unless the certificate of incorporation is amended in the future to provide otherwise.
Special Meetings of Stockholders. Nevada law provides that unless otherwise provided in the articles of incorporation or bylaws, special meetings of stockholders may be called by the entire board of directors, any two directors or the President. Delaware law permits the board of directors or any other person authorized in the certificate of incorporation or bylaws to call a special meeting of the stockholders.
Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions that permit indemnification by a corporation of its officers, directors, employees and agents in situations in which they acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. To the extent a present or former director or officer of a Delaware corporation has been successful on the merits or otherwise in the defense of an action, suit or proceeding to which such person was made a party by reason of the fact that such person is or was a director or officer, Delaware law requires the corporation to indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such an action, suit or proceeding. Nevada law generally provides that a director or officer is not liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law. Under Nevada law, the corporation is free to indemnify the director or officer if the director or officer is not liable under this provision and, in the case of an action by or in the right of the corporation, regardless of any determination of the director’s or officer’s good faith (although our bylaws do not provide protection for directors and officers who have acted in bad faith).

Delaware and Nevada law have similar provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation, bylaws, or an agreement with the corporation provides for mandatory advancement. Similarly, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.
The certificate of incorporation for DesignLine Corporation provides for the mandatory advancement of expenses of directors and officers and requires indemnification of directors and officers to fullest the extent permitted by law. The board of directors of DesignLine Corporation will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law. Although our articles of incorporation do not specifically address advancement of expenses and indemnification of directors and officers, our amended and restated bylaws provide for the mandatory advancement of expenses.
Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the personal liability of a director to the corporation and our stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our Delaware certificate of incorporation will limit the liability of directors of DesignLine Corporation to the fullest extent permitted by law. The similar limitation of liability provision under Nevada law applies automatically, unless limited in the articles of incorporation or bylaws, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty. Thus, the limitation on liability contained in the certificate of incorporation of DesignLine Corporation will not extend to officers and will be more limited under Delaware law than the limit on the personal liability of officers and directors that applied to us under Nevada law.
Dividends, Stock Repurchases and Redemptions. Under Delaware law, subject to any restrictions set forth in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares generally only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law generally provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware law and Nevada law also provide that, in addition to the vote above, the vote of a majority of the outstanding shares of a class or a series of a class may be required, in certain circumstances, to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class or a series of a class of stock if the corporation’s certificate/articles of incorporation grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class or series of a class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively. However, Nevada law allows the board of directors, without stockholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased. Delaware law does not have a similar provision. Nevada law allows our articles of incorporation to restrict the right to make, amend, modify and repeal our bylaws solely to our board of directors. Delaware law permits our board of directors to make, amend, modify and repeal our bylaws, but does not permit a Delaware corporation to reserve those powers exclusively to the board of directors. Consistent with Delaware law, the Delaware certificate of incorporation will authorize the board to amend, make, modify or repeal our bylaws.
Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing and who would have been entitled to notice of the meeting where such a matter was considered.
Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by the holders of a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of all or substantially all of the assets of the corporation.
Restrictions on Business Combinations. Both the Delaware law and the Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. The restrictions prohibit a corporation, except in limited circumstances, from engaging in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder. Under Delaware law, an interested stockholder generally is a person who holds 15% or more of the outstanding voting stock, which was acquired other than solely through an action by the corporation. Under Nevada law, the definition of interested stockholder is similar except that a holder of 10% or more of the voting stock may be an interested stockholder. Both Delaware law and Nevada law permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its articles/certificate of incorporation. We have not opted out of the application of the statutory provisions.
Fiduciary Duties of Directors. Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve, as well as their stockholders. Under Delaware law, the duty of care requires directors to inform themselves of all reasonably available information that is material to their decisions, to devote sufficient time to considering such information, and to deliberate over their decisions. The duty of loyalty requires a director to place the interests of the corporation and its stockholders above any personal interest when making decisions that affect the corporation. Included in the duty of loyalty is the concept of good faith that requires directors to act honestly and in a manner that is not knowingly unlawful.

A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation. Under Delaware law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, however, if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty. Nevada law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that, in transactions involving a sale of control of the corporation, directors are charged with obtaining the highest value reasonably available for stockholders. In addition, Delaware courts have determined that, before applying the business judgment rule to a board’s decision to take action to defeat a threatened change in control of the corporation, the board must satisfy a two-prong test. If the board cannot satisfy this test, then the board must prove such decision was entirely fair. First, the board must demonstrate that it reasonably perceived a threat to corporate policy and effectiveness. Second, the board must establish that its response to this threat was reasonable in relation to the threat posed by showing that the response was neither coercive nor preclusive and that the response was within a range of reasonable responses to the perceived threat. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if that action impedes the exercise of the stockholders’ right to vote for or remove directors. Delaware law requires directors to demonstrate a compelling justification for board actions that have the primary purpose of interfering with the corporate franchise.
Delaware law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Delaware courts have held that when a corporation is insolvent, directors owe fiduciary duties to creditors, in addition to owing fiduciary duties to the corporation and its stockholders. Creditors of insolvent Delaware corporations have standing to bring only derivative (and not direct) claims against directors for breach of fiduciary duty. Nevada law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors of a Nevada corporation may consider the long-term and short-term interests of the corporation and its stockholders.
Annual Meetings. Under Delaware law, if the annual meeting of stockholders for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Delaware Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.
Under Nevada law, if a corporation does not hold its annual meeting within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.
Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of stockholders is adjourned for more than 30 days, a corporation is required to give a notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for the determination of stockholders entitled to vote is fixed for the adjourned meeting, the board of directors is required to fix a new record date for notice of such adjourned meeting in accordance with Delaware law and the certificate of incorporation and bylaws of the corporation, and to give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.
Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

The Reincorporation will not create any change on this issue because our bylaws, as amended, already provided that notice of the adjournment would be given to our stockholders as required by Delaware law.
Interested Director Transactions. Under Delaware law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (a) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (b) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).
Nevada law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors or officers. Under Nevada law, a contract or transaction is not void and may not be voided solely because:
•	the contract is between the corporation and a director of the corporation or an entity in which a director or officer of the corporation has a financial interest;

•	an interested director or officer is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

•	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.
Instead, under Nevada law, contracts or transactions such as those described above are permissible if:
•	the common directorship, office or financial interest is known to the board of directors and the board of directors authorizes, approves, or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director;

•	the common directorship, office or financial interest is made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the outstanding shares entitled to vote, including the votes, if any, of the interested director;

•	the common directorship, office or financial interest is unknown to the interested director at the time it is brought before the board of directors; or

•	the contract or transaction is fair as to the corporation at the time it is authorized or approved.
Stockholders’ Rights to Examine Books and Records. Delaware law provides that any stockholder may, in a written demand made under oath, demand to examine a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses or fails to respond within five business days after the demand is made, the stockholder may apply to the Delaware Court of Chancery for an order to compel an examination.
Nevada law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stock ledger, articles of incorporation or bylaws, if the stockholder gives at least five business days’ prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders’ lists of any corporation or aided and abetted any person in procuring a list for that purpose.
Electronic Notice Provisions. Delaware law electronic notice provisions are more restrictive than the similar Nevada law provisions. Nevada law allows the use of electronic notice on any matter on which notice is to be delivered to stockholders. Delaware law, on the other hand, does not allow electronic notice to be used in connection with certain technical matters regarding failure to pay for stock, adjudication of claims in insolvency, revocation of dissolution or revival of a certificate of incorporation, and attachment of a stockholder’s shares of capital stock or any option, right or interest in such stock.

Loans to Officers. In accordance with the prohibition imposed by the Sarbanes-Oxley Act of 2002 on making loans to our officers and given that DesignLine Corporation, as the surviving corporation after the Reincorporation, will also be subject to this prohibition, the bylaws of DesignLine Corporation will not have a provision allowing loans to our officers.
Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, but the duration of the proxy may not exceed seven years. Our Delaware bylaws will differ from our Nevada bylaws consistent with this difference in statutory requirements.
Differences in Franchise Taxes. Nevada does not have a corporate franchise tax. After the Reincorporation is accomplished, we will pay annual franchise taxes to the State of Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.
Exchange of Stock Certificates
As discussed above, each currently outstanding share of Jasper Ventures common stock will be exchanged for one share of common stock of DesignLine Corporation. The Reincorporation will not have any effect on the transferability of outstanding stock certificates. You will not receive new share certificates until your current certificates are presented for transfer, at which time the certificates representing the stock of the Nevada corporation will be exchanged for certificates representing the stock of the Delaware corporation.
United States Federal Income Tax Consequences
The following description of the material U.S. federal income tax consequences to our stockholders of the Reincorporation is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect as of the date of this Information Statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation.
This discussion is only for general information to stockholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (a) a partnership, subchapter S corporation or other pass-through entity; (b) dealers in securities; (c) banks or other financial institutions; (d) insurance companies; (e) mutual funds; (f) tax exempt organizations or pension funds; (g) a foreign person, foreign entity or U.S. expatriate; (h) persons who may be subject to the alternative minimum tax provisions of the Code; (i) a stockholder whose functional currency is not the U.S. dollar; (j) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (k) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of options and/or warrants. The state and local tax consequences of the Reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides.
We believe that the merger of our company with and into DesignLine Corporation, which will effect the Reincorporation, will qualify as a reorganization under sections 368(a)(1)(A) and 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the merger, and therefore the Reincorporation, would be as follows: (a) we and DesignLine Corporation will not recognize any gain or loss as a result of the merger; (b) no gain or loss will be recognized by holders of common stock on the conversion of common stock into DesignLine Corporation common stock; (c) the aggregate adjusted tax basis of the DesignLine Corporation common stock received by a holder of common stock in the merger will be the same as the aggregate adjusted tax basis of the common stock converted in the merger; and (d) the holding period, for U.S. federal income tax purposes, for the DesignLine Corporation common stock received in the merger by a holder of common stock will include the period during which the holder held the converted common stock.

If the merger fails to qualify for tax-free treatment, either under sections 368(a)(1)(A) or 368(a)(1)(F) or any other provision of the Code, then a holder of common stock whose shares of common stock are converted to DesignLine Corporation common stock may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the DesignLine Corporation shares received by that stockholder and the stockholder’s adjusted tax basis in the converted shares of common stock. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.
Each of our stockholders who is a “significant holder” that receives DesignLine Corporation common stock in the merger will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the common stock surrendered and the fair market value of the common stock, if any, surrendered by him, her or it in the merger, and to retain permanent records of these facts relating to the merger. A “significant holder” is a company stockholder who, immediately before the merger owned at least one percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.
We urge you to consult your own tax advisors regarding the tax consequences to you of the Reincorporation, including the applicable federal, state, local and foreign tax consequences.
Material Accounting Implications
There is no material accounting impact of the Reincorporation of our company in Delaware.
Stockholder and Regulatory Approvals
We are required to obtain the approval of our stockholders under Nevada law to effect the Reincorporation. As noted above, the Majority Stockholder approved the Reincorporation by written consent. Because the written consent of the holders of a majority of the outstanding common stock satisfies any applicable stockholder voting requirement of the Nevada Revised Statutes and our bylaws, we are not asking for a proxy and stockholders are requested not to send one. In connection with taking corporate actions pursuant to the written consent, we are required to prepare and circulate to our stockholders an Information Statement meeting the requirements of the rules and regulations of the SEC. We have prepared this Information Statement in accordance with those rules and regulations, and it is being circulated to our stockholders on October •, 2009 to furnish information regarding the Reincorporation.
Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation and related corporate actions will not be effective until a date at least 20 days after the date on which we mail this Information Statement to our stockholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on •, 2009, or as soon as thereafter as is practicable, at which time we will file a certificate of merger with the State of Delaware and articles of merger with the State of Nevada to effect the Reincorporation. Other than the foregoing, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the Reincorporation.
Dissenters’ Rights
Under Nevada law, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares in the event of certain corporation actions, including consummation of a plan of merger to which a Nevada corporation is a constituent entity, if approval by the stockholders is required for the merger.
You do have the right to dissent from the Reincorporation and demand cash payment for the “fair value” of your shares, as determined in accordance with Nevada law. Below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Reincorporation under Nevada law Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statutes. The text of the statutes is set forth in Appendix D. This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the Reincorporation, you should review Nevada law Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

We will be sending you a written dissenter’s notice on or before 10 days following the Reincorporation. The dissenter’s notice specifies where you must send your payment demand and where and when you must deposit your stock certificates, if any, among other information.
Failure to demand payment in the proper form or deposit your certificates as described in the dissenter’s notice will terminate your right to receive payment for your shares pursuant to the Nevada’s dissenters’ rights statutes. Your rights as a stockholder will continue until those rights are cancelled or modified by the completion of the Reincorporation.
Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Reincorporation until the date of payment). We will enclose the following with the payment:
•	our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders’ equity for that year, and the latest available interim financial statements, if any;

•	an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•	information regarding your right to challenge the estimated fair value; and

•	a copy of the Nevada’s dissenters’ rights statutes.
We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice. If we withhold payment, after the consummation of the Reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under Nevada law Section 92A.480.
If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge calculation of fair value terminates.
If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition a Nevada district court to determine the fair value of the shares and the accrued interest. If we do not commence that legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:
•	the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or
•	the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.
We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatious, or in bad faith. If the court makes such a finding, the court may assess costs including reasonable fees of counsel and experts, against such dissenters.
Failure to follow the steps required by Nevada law Sections 92A.400 through 92A.480 for perfecting dissenters’ rights may result in the loss of those rights. If dissenters’ rights are not perfected, you will be entitled to receive the consideration receivable with respect to those shares in accordance with the merger agreement. In view of the complexity of the provisions of Nevada’s dissenters’ rights statute, you should consult your own legal advisor.

Appendix A

PLAN OF MERGER

THIS PLAN OF MERGER is between Jasper Ventures Inc., a Nevada corporation (the “Corporation”) and DesignLine Corporation, a Delaware corporation (“DesignLine”).

1. The Corporation is a corporation duly organized and validly existing under the laws of the State of Nevada. DesignLine is a corporation duly organized and validly existing under the laws of the State of Delaware. The Corporation holds all of the issued and outstanding shares of common stock of DesignLine.

2. At the Effective Time (as defined below), the Corporation will merge with and into DesignLine (the “Merger”), whereupon the separate existence of the Corporation shall cease and DesignLine shall be the surviving entity (the “Surviving Entity”) and will continue its existence as a Delaware corporation.

3. The effective date and time of the Merger (the “Effective Time”) shall be the date and time of filing of the certificate of ownership and merger in Delaware and the articles of merger in Nevada or such other date and time specified therein.

4. At the Effective Time, the effect of the Merger shall be as provided in Section 259 of the General Corporation Law of the State of Delaware and Section 92A.250 of the Nevada Revised Statutes.

5. From and after the Effective Time, (i) the Board of Directors of DesignLine at the Effective Time will be and remain the Board of Directors of the Surviving Entity; (ii) the officers of DesignLine at the Effective Time will be and remain the officers of the Surviving Entity; (iii) the Certificate of Incorporation of DesignLine will be and remain the Certificate of Incorporation of the Surviving Entity, until amended in accordance with applicable law and the terms thereof; and (iv) the Amended and Restated Bylaws of DesignLine in effect at the Effective Time will be and remain the Amended and Restated Bylaws of the Surviving Entity, until amended or repealed in accordance with applicable law and the terms thereof.

6. At the Effective Time, the Corporation’s stockholders will receive one issued and outstanding share of common stock, par value $0.0001, of DesignLine for each issued and outstanding share of Corporation common stock held by each of them.

Appendix B

CERTIFICATE OF INCORPORATION OF

DESIGNLINE CORPORATION

ARTICLE I

NAME

The name of the corporation is Designline Corporation (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, 19808. The name of the registered agent at such address is Corporation Service Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware as the same exists or may hereafter be amended.

ARTICLE IV

CAPITAL STOCK

The total number of shares of stock which the Corporation shall have authority to issue is Seventy-Five Million (75,000,000) shares of Common Stock, par value $0.0001 per share (the “Common Stock”).

ARTICLE V

INCORPORATOR

The name and mailing address of the incorporator are as follows:

Brad Glosson
2309 Nevada Boulevard
Charlotte, NC 28273

ARTICLE VI

DIRECTORS, STOCKHOLDERS AND MANAGEMENT OF THE COMPANY

(a) In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation (the “Board”) is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation (the “Bylaws”).

(b) Subject to any additional vote required by this Certificate of Incorporation, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws.

(c) Meetings of stockholders may be held within or without the state of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

(d) To the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”), or any other applicable law, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any action taken, or any failure to take any action, as a director.

(e) To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL.

(f) Any amendment, repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

(g) The following indemnification provisions shall apply to the persons enumerated below.

i. Right to Indemnification of Directors and Officers. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is made or is threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnified Person in such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section (g)(iii) of this Article VI, the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board of Directors.

ii. Prepayment of Expenses of Directors and Officers. The Corporation shall pay the expenses (including attorneys’ fees) reasonably incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this Article VI or otherwise.

iii. Claims by Directors and Officers. If a claim for indemnification or advancement of expenses under this Article VI is not paid in full within 30 days after a written claim therefor by the Indemnified Person has been received by the Corporation, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

iv. Indemnification of Employees and Agents. The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding. The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors in its sole discretion. Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board of Directors.

v. Advancement of Expenses of Employees and Agents. The Corporation may pay the expenses (including attorneys’ fees) reasonably incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors.

vi. Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

vii. Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise.

viii. Insurance. The Board of Directors may, to the fullest extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance: (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article VI; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article VI.

ix. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person’s heirs, executors and administrators.

(h) The Corporation hereby elects not to be governed by Section 203 of the DGCL.

ARTICLE VII

CREDITORS MEETINGS

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholder of this Corporation, as the case may be, and also on this Corporation.

[Signature Page Follows]

I, the undersigned, as the sole incorporator of the Corporation, have signed this Certificate of Incorporation on  • , 2009.

Brad Glosson
Incorporator

Appendix C
DESIGNLINE CORPORATION
BYLAWS
ADOPTED EFFECTIVE
AS OF
•, 2009

C-i

C-ii

BYLAWS
OF
DESIGNLINE CORPORATION
1. OFFICES
1.1. Registered Office
The registered office of the Corporation shall be as set forth in the Corporation’s Certificate of Incorporation.
1.2. Other Offices
The Corporation may also have offices at such other places, both within and outside of the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.
2. MEETINGS OF STOCKHOLDERS
2.1. Place of Meetings
All meetings of the stockholders shall be held at such place, within or outside the State of Delaware, as may be fixed from time to time by the Board of Directors or any officer appointed by the Board of Directors to make this decision.
2.2. Annual Meetings
(a) Generally. The Corporation shall hold annual meetings of stockholders on such date and at such time as shall be designated from time to time by the Board of Directors or any officer appointed by the Board of Directors to make this decision. At the meeting, stockholders shall elect members of a Board of Directors and transact such other business as may properly be brought before the meeting.
(b) Matters Under Consideration. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder of the Corporation who (i) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in this Section 2.2(b) is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, (ii) is entitled to vote at the meeting, and (iii) complied with the notice procedures set forth in this Section 2.2(b). For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to the principal executive offices of the

Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are owned of record or beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.
(c) Nominations for Directors. Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation who (i) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Section 2.2(b) is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, (ii) who is entitled to vote at the meeting, and (iii) who complies with the notice provisions set forth in this Section 2.2(c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 2.2. Such stockholder’s notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are owned of record or beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c) of Section 2.2. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

(d) Public Announcements. For purposes of this bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.
2.3. Special Meetings
Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by: (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a properly adopted resolution.
2.4. Notice of Meetings
Notice of any meeting of stockholders, stating the place, date and hour of the meeting, and, if it is a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to notice of such meeting. Notice shall be given not less than 10 nor more than 60 days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the “Delaware Law”) or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in, Section 222 (or any successor section) of the Delaware Law.
2.5. Waiver of Notice
Whenever notice is required to be given by statute, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

2.6. List of Stockholders
The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.6 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
2.7. Quorum at Meetings
Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or the Certificate of Incorporation, the holders of a majority of the stock issued and outstanding and entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Once a share is represented for any purpose at a meeting (other than for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.
2.8. Adjournment of Meetings
Either the chairman of the meeting or the vote of a majority of voting shares casting votes, excluding abstentions and without regard to whether or not a quorum is present, may adjourn a meeting of stockholders meeting from time to time. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 5.4 of these Bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meetings as of the record date fixed for notice of such adjourned meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.
2.9. Voting and Proxies
Unless otherwise provided in the Delaware Law or in the Certificate of Incorporation, and subject to the other provisions of these Bylaws, each stockholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation’s capital stock that has voting power and that is held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. Shares of capital stock held by the Corporation as treasury stock shall not be entitled to vote at any meeting of the stockholders nor shall such shares be counted for the purposes of determining quorum.

2.10. Required Vote
When a quorum is present at any meeting of stockholders, all matters shall be determined, adopted and approved by the affirmative vote (which need not be by ballot) of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote with respect to the matter, unless the proposed action is one upon which, by express provision of applicable statutes, rules or regulations (including any applicable stock exchange regulations), these Bylaws, or the Certificate of Incorporation, a different vote is specified and required, in which case such express provision shall govern and control with respect to that vote on that matter. Without regard to the foregoing, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. Notwithstanding the foregoing, directors shall be elected in the manner specified by Section 3, applicable law, or the Certificate of Incorporation.
2.11. Joint Owners of Stock
If shares or other securities having voting power stand of record in the names of 2 or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if 2 or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only 1 votes, his act binds all; (b) if more than 1 votes, the act of the majority so voting binds all; (c) if more than 1 votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the Delaware Law, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of subsection (c) shall be a majority or even split in interest.
2.12. Action Without a Meeting
No action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting.
2.13. Organization
1. (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or, if the Chief Executive Officer is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

2. (b) The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.
3. DIRECTORS
3.1. Powers
The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation or as otherwise may be provided in the Delaware Law.
3.2. Number and Election
The number of directors which shall constitute the whole board shall not be fewer than 1 nor more than 13. Except as set forth herein with respect to vacancies and newly created directorships as set forth in the Certificate of Incorporation, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Within the limits above specified, the number of directors shall be determined by resolution of the Board of Directors, provided that no such resolution that decreases the number of directors may shorten the term of any incumbent director. Subject to the Certificate of Incorporation, the directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.4.
3.3. Classes of Directors
The Board of Directors shall be divided into three classes to be known as Class I, Class II, and Class III, which shall be as nearly equal in number as possible. Except in the case of death, resignation, disqualification, or removal for cause, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; provided, however, that each initial director in Class I shall hold office until the first annual meeting of stockholders after his election; each initial director in Class II shall hold office until the second annual meeting of stockholders after his election; and each initial director in Class III shall hold office until the third annual meeting of stockholders after his election; provided further, that a director may serve for additional terms beyond those set forth herein as a result of being nominated pursuant to Section 3.2 for an additional term or terms. Despite the expiration of a director’s term, such director shall continue to serve until his or her successor, if there is to be any, has been elected and has qualified. In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships resulting from such an increase or decrease shall be apportioned among the three classes of directors so that the three classes remain as nearly equal in size as possible; provided, however, that there shall be no classification of additional directors elected by the Board of Directors until the next meeting of stockholders called for the purposes of electing directors, at which meeting the terms of all such additional directors shall expire, and such additional directors positions, if they are to be continued, shall be apportioned among the classes of directors and nominees therefor shall be submitted to the stockholders for their vote.

3.4. Resignations; Removal; Vacancies and Newly Created Directorships
Any director may resign at any time upon written notice to the Corporation. No director may be removed except by the affirmative vote of a majority of the outstanding shares of the Corporation then entitled to vote, with cause. Subject to the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director. Subject to the Certificate of Incorporation, whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof in office, or by a sole remaining director so elected or, if no such directors remain, by a majority of the applicable class or classes of stock or series thereof. Each director so chosen shall hold office until the next election of directors, and until such director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal. Subject to the Certificate of Incorporation, in the event that one or more directors resigns from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office through the remaining term of the resigned director, and until such director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.
3.5. Meetings
3.5.1 Regular Meetings
Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. The Board of Directors shall hold an annual meeting immediately after the annual meeting of stockholders for the purposes of electing officers and transaction such other business as may lawfully come before it. No notice need be given of such an annual meeting of the Board of Directors. Notice of the time and place of all regular meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph, telex or electronic transmission, during normal business hours, at least 24 hours before the date and time of the first regularly scheduled meeting, or sent in writing to each director by first class mail, charges prepaid, at least three days before the date of the first regularly scheduled meeting.
3.5.2 Special Meetings
Special meetings of the Board may be called by the chairman of the Board of Directors, the Chief Executive Officer, or any two directors then in office. No notice of a special meeting need describe the purpose of the special meeting. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph, telex or electronic transmission, during normal business hours, at least 24 hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three days before the date of the meeting.

3.5.3 Telephone Meetings
Members of the Board of Directors may participate in a meeting of the Board by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.
3.5.4 Action Without Meeting
Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board in accordance with applicable law.
3.5.5 Waiver of Notice of Meeting
A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time of the event as to which such notice is required. Except as set forth below, the waiver must be in writing or by electronic transmission, given by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director’s attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.
3.5.6 Quorum and Vote at Meetings
At all meetings of the Board, a quorum of the Board of Directors consists of a majority of the total number of directors prescribed pursuant to Section 3.2. The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws.
3.5.7 Adjournment of Meetings; Notice
If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
3.6. Committees of Directors
(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of 1 or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.
(b) Other Committees. The Board of Directors may from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of 1 or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees.

(c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member’s term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this bylaw shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.
3.7. Compensation of Directors
Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

3.8. Organization
At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the President or most senior Vice-President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.
4. OFFICERS
4.1. Officers Designated
The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.
4.2. Tenure and Duties of Officers
(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.
(b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this bylaw.
(c) Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall be the President of the Corporation, shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.
(d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the Chief Executive Officer in the absence or disability of the Chief Executive Officer or whenever the office of Chief Executive Officer is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.
(f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time. The Chief Executive Officer may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.
4.3. Delegation of Authority
The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.
4.4. Resignations
Any officer may resign at any time by giving written notice to the Board of Directors or to the Chief Executive Officer or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.
4.5. Removal
Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

4.6. Compensation
The compensation of officers of the Corporation shall be fixed by the Board of Directors or by any officers(s) authorized by the Board of Directors to prescribe the compensation of such other officers.
4.7. Fidelity Bonds
The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.
5. CAPITAL STOCK AND OTHER INSTRUMENTS
5.1. Certificate of Stock; Uncertificated Shares
The shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the Delaware Law, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of the capital stock shall be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of the capital stock of the Corporation owned by the stockholder, and shall be signed in the name of the Corporation by the Chairman of the Board or the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation. Any such certificate may bear the seal of the Corporation or a facsimile thereof or may be represented by a global certificate through the Depository Trust Company. Each such certificate shall state on the face thereof the name of the Corporation and that it is organized under the laws of the State of Delaware, the name of the holder, the number and class of shares, the par value of shares covered thereby or a statement that such shares are without par value, and such other matters as are required by law.
Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the State of Delaware, the name of the stockholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Corporation’s Certificate of Incorporation, these Bylaws, any agreement among stockholders or any agreement between stockholders and the Corporation, and such other matters as are required by law.
Any or all of the signatures on a certificate may be by facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

5.2. Duty of Corporation to Register Transfers of Shares
Subject to applicable law and the conditions provided herein, the Corporation shall register the transfer of shares of its capital stock, which may be certificated or uncertificated as provided under the Delaware Law, presented to it for transfer upon the books of the Corporation, cancel such certificated or uncertificated shares and issue a new certificate or new equivalent uncertificated shares of its capital stock to the stockholder entitled thereto if:
(a) Endorsement or Instruction.
(i) Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate; or
(ii) In the case of uncertificated shares, the Corporation receives proper instructions from the registered owner of uncertificated shares, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying such instruction.
(b) Additional Requirements Satisfied. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.
The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of the capital stock of the Corporation.
5.3. Lost Certificates
The Corporation may issue a new certificate or uncertificated shares, in place of any certificate for shares previously issued if the registered owner of the certificate satisfies the following conditions:
(a) Proof of Loss. Submits proof in affidavit form satisfactory to the Corporation that such certificate has been lost, destroyed or wrongfully taken;
(b) Timely Request. Requests the issuance of a new certificate or uncertificated shares before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;
(c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and
(d) Other Requirements. Satisfies any other reasonable requirements imposed by the Corporation.
In the event a certificate has been lost, apparently destroyed or wrongfully taken, and the registered owner of record fails to notify the Corporation within a reasonable time after he has notice of such loss, destruction, or wrongful taking, and the Corporation registers a transfer (in the manner herein below set forth) of the shares represented by the certificate before receiving such notification, such prior registered owner of record shall be precluded from making any claim against the Corporation for the transfer required hereunder or for a new certificate.

5.4. Record Date
5.4.1 Actions by Stockholders
In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 days nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the date preceding the day on which notice is given, or, if notice is waived, at the close of business on the day preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 5.4.1 at the adjourned meeting.
5.4.2 Payments to Stockholders
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
5.5. Stockholders of Record
The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware Law.

5.6. Execution of Other Securities
All bonds, debentures and other corporate securities of the Corporation, other than stock certificates, may be signed by the Chairman of the Board of Directors, the Chief Executive Officer or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.
6. INDEMNIFICATION
6.1. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents
(a) Directors and Officers. The Corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Delaware Law; provided, however, that the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware Law or (iv) such indemnification is required to be made under subsection (d) of this bylaw.
(b) Employees and Other Agents. The Corporation shall have power to indemnify its employees and other agents as set forth in the Delaware Law.
(c) Expense. The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise.

(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any right to indemnification or advances granted by this bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 90 days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim, to the fullest extent permitted by applicable law. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Delaware Law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article 6 or otherwise shall be on the Corporation.
(e) Non-Exclusivity of Rights. The rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware Law.
(f) Survival of Rights. The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
(g) Insurance. To the fullest extent permitted by the Delaware Law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this bylaw.
(h) Amendments. Any repeal or modification of this bylaw shall only be prospective and shall not affect the rights under this bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.
(i) Saving Clause. If this bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this bylaw that shall not have been invalidated, or by any other applicable law.

6.2. Certain Definitions
For the purposes of this Article 6, the following definitions shall apply:
(a) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.
(b) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.
(c) The term the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.
(d) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.
(e) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this bylaw.
7. NOTICE BY ELECTRONIC TRANSMISSION
7.1. Notice by Electronic Transmission
Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to Delaware Law, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of Delaware Law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:
(i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and
(ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;
(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iv) if by any other form of electronic transmission, when directed to the stockholder.
An affidavit of the Secretary or an Assistant Secretary of the Corporation or an affidavit of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
7.2. Definition of Electronic Transmission
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
7.3. Inapplicability
Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the Delaware Law.
8. GENERAL PROVISIONS
8.1. Inspection of Books and Records
Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where any attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

8.2. Dividends
The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Delaware.
8.3. Reserves
The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.
8.4. Execution of Instruments
All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.
8.5. Fiscal Year
The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.
8.6. Seal
The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.
8.7. Amendment of Bylaws
The Board of Directors shall have the power to adopt, amend, or repeal the bylaws of the Corporation as set forth in the Certificate of Incorporation. The foregoing power in the Board of Directors to adopt, amend, or repeal the bylaws shall not divest nor limit the stockholders of the power to adopt, amend or repeal the bylaws.

Appendix D

Rights of Dissenting Owners
NRS 92A.300 through NRS 92A.500

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the  shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s principal office is located;

(b) If the corporation’s principal office is not located in this State, in Carson City; or

(c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.